SECURITIES AND EXCHANGE COMMSSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the

                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: May 17, 2000

                               ADPADS INCORPORATED
             (Exact name of registrant as specified in its charter)


     Colorado                      000-28373                    84-1306598
(State of Incorporation)         (Commission                 (IRS Employer
                                  File Number)                Identification #)




                   1000 Highway 34, Matawan, New Jersey 07747
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (732)-290-8940

            ---------------------------------------------------------
              (Registrant's telephone number, including area code)


                                Regents Road Ltd.
              1004 Depot Hill Road, Suite 1-E, Broomfield, CO 80020
            ---------------------------------------------------------
                     (Registrant's former Name and Address)

                        Visual-Presentation Systems, Inc.
               16910 Dallas Parkway, Ste. 100, Dallas, Texas 75248
            ---------------------------------------------------------
                     (Registrant's former Name and Address)

ITEM 4     CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT


On May 17, 2000, the registrant engaged Wiss & Company, LLP, Livingston, New Jersey, as it's principal accountants.

Wiss & Company, LLP has been the principal accountants for AdPads, LLC, a New Jersey limited liability company since February 5, 2000.

Pursuant to a reorganization which was completed on March 20, 2000, the registrant, Regents Road, Ltd., a Colorado Corporation, acquired all the assets of AdPads, LLC and Regents Road, Ltd. simultaneously acquired 100% of all the issued and outstanding shares of Visual Presentation Systems, Inc., a Delaware Corporation.

Regents Road, Ltd. changed its name to AdPads Incorporated on March 20, 2000.

The Board of Directors of the registrant selected Wiss & Company, LLP to serve as the registrants principal accountants.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AdPads Incorporated



/s/  David I. Brownstein
-------------------------
     David I. Brownstein, President
     May 18, 2000